Exhibit 10.2 [***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED PURSUANT TO ITEM 601(b) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. GUARANTY AGREEMENT THIS GUARANTY AGREEMENT (“Guaranty”) is made as of September 22, 2025, by ORIGIN MATERIALS, INC., a Delaware corporation (“Guarantor”), in favor of STARLINGER & CO GESELLSCHAFT M.B.H., (“Lender”). RECITALS WHEREAS, pursuant to the terms of that certain Secured Promissory Note by and between ORIGIN CLOSURES, LLC, a Delaware limited liability company with a principal office in California (“Borrower”) and Lender, dated as of September 22, 2025 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Note”), Lender has agreed to provide certain credit extensions to Borrower for the acquisition of the GOODS (as defined in the Note) and the Purchase Agreement). WHEREAS, Guarantor desires to execute and deliver this Guaranty to Lender, pursuant to the terms of the Note and that certain Contract No. MA9212651 (including the General Terms of Delivery therein), executed as of May 21, 2025, by and between Borrower (as successor-in-interest to Origin Materials Operating, Inc.), as buyer, Lender, as seller, and Guarantor, as guarantor, as amended by that Amendment A to Contact No. [***] dated 20th August 2025 (the “Purchase Agreement”). NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Guarantor hereby agrees with Lender as follows: AGREEMENT 1. Guaranteed Obligations. Guarantor hereby, unconditionally, irrevocably and absolutely guarantees without demand by Lender the full and prompt payment when due, whether by acceleration or otherwise (the following, including all interest, default interest and other amounts relating to the following that would have accrued but for the commencement of a case under federal or state bankruptcy law or law for the relief of debtors being referred to herein as the “Guaranteed Obligations”): (1) the punctual payment when due (subject to any applicable grace periods) of all present and future outstanding principal under the Note in the original principal amount of Nine Million Four Hundred Seventy Six Thousand One Hundred Fifty Seven and Sixty Cents/100 (€9,476,157.60), together with all now existing and all later arising or accruing due and unpaid interest, fees, charges, premiums and costs and expenses payable under the Note; (2) the punctual payment when due (subject to any applicable grace periods) and performance by Borrower of all of its covenants, agreements and obligations under any and all agreements or documents now or hereafter executed/delivered to Lender or others on Lender’s behalf in connection with the indebtedness evidenced by the Note (the Note, and such other agreements and documents herein individually and collectively the “Loan Documents,” and includes all renewals, extensions, amendments, modifications, replacements and substitutions thereof and therefore); (3) the punctual payment when due (subject to any applicable grace periods) of any and all sums now or hereafter advanced or paid by Lender under the Loan Documents to protect its security or otherwise; (4) the punctual payment when due (subject to any applicable grace periods) of any payment obligations of Borrower arising under the Purchase Agreement, including any of Borrower’s payment obligations relating to damages, costs or obligations arising from any default by it of such payment obligations; and (5) all monetary obligations incurred by or accrued to Lender during the pendency of any bankruptcy, insolvency, receivership or other similar proceedings, regardless of whether allowed or allowable in such proceeding, relative to Borrower or any one or more of the Loan Documents. This Guaranty is a guaranty of payment and performance and not merely of collection, and Guarantor hereby waives all rights which Guarantor may have, if any, to require that any action be brought against Borrower (or any other person or entity) or to require that resort be first made against any security provided in connection with any of the Guaranteed Obligations prior to demanding and/or enforcing payment or performance hereunder. NOTWITHSTANDING THE FOREGOING, IN NO EVENT WILL GUARANTOR BE LIABLE UNDER THIS GUARANTEE FOR CONSEQUENTIAL, INCIDENTAL, PUNITIVE, EXEMPLARY, SPECIAL OR INDIRECT DAMAGES; LOST PROFITS OR LOST REVENUES, IN EACH CASE WHETHER ARISING BY STATUTE, IN TORT (INCLUDING NEGLIGENCE) OR CONTRACT, BY INDEMNITY PROVISION, OR OTHERWISE. 2. Separate Obligations. The obligations of Guarantor hereunder are separate and independent of the obligations of Borrower. Guarantor expressly agrees that a separate action may be brought against Guarantor whether or not Borrower is joined in such action. 3. Guarantor’s Representations, Warranties and Covenants. Guarantor represents and warrants to Lender, at the time of execution of this Guaranty, that (a) Guarantor has the requisite legal capacity to execute and deliver this Guaranty and to perform its obligations hereunder; (b) the execution, delivery and performance of this Guaranty will not result in a breach of, or constitute a default under, or result in the creation of any security interest, lien, charge or encumbrance upon any property or assets of Guarantor pursuant to any loan agreement, indenture or contract to which Guarantor is a party or by or under which it is bound; (c) this Guaranty is executed at Borrower’s request and not at the request of Lender; (d) the transactions contemplated by the Loan Documents will result in a direct or indirect material economic benefit to Guarantor; (e) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; (f) Guarantor has means to and shall keep adequately informed regarding Borrower’s financial condition and Lender shall have no obligation to disclose to Guarantor any information regarding Borrower; and (g) Guarantor has received adequate consideration in return for its execution of this Guaranty. 4. Lender’s Rights Related to Borrower; Collateral. Guarantor hereby consents to all terms and conditions of agreements heretofore or hereafter made between Lender and Borrower and further agree that Lender may without further consent or disclosure and without affecting or releasing the obligations of Guarantor hereunder: (a) surrender, exchange, release, assign, or sell any collateral or waive, release, assign, sell, or subordinate any security interest, in whole or in part; (b) waive, delay the exercise of, release, compromise, or grant indulgences in respect of any rights or remedies of Lender against Borrower or any surety or guarantor (including, without limitation, rights or remedies of Lender against Guarantor under this Guaranty); (c) waive or delay the exercise of any rights or remedies of Lender in respect of any collateral or security, interest now or hereafter held; (d) renew, extend, waive, extend, accelerate, or modify the terms of any Guaranteed Obligation or the obligations of any surety or guarantor, including, without limitation, changes to the rate of interest, or any instrument or agreement evidencing or relating to the same; (e) realize on any security interest, judicially or non-judicially, with or without preservation of a deficiency judgment; (f) apply payments received from Borrower or any surety or guarantor (including Guarantor) or from any collateral, to any indebtedness, liability, or obligations of Borrower or such sureties or guarantors whether or not a Guaranteed Obligation hereunder; or (g) adjust, compromise or receive less than the amount due upon any collateral or the Guaranteed Obligations, and enter into any accord and satisfaction or novation agreement with respect to the same as Lender shall deem advisable. 5. Certain Waivers by Guarantor and Lender. Guarantor waives notice of (a) Lender’s acceptance of this Guaranty or its intention to act or its actions in reliance hereon; (b) the present existence or future incurring of any Guaranteed Obligations or any terms or amounts thereof or any change therein; (c) any default by Borrower or any surety or guarantor; (d) the obtaining of any guaranty or surety agreement (in addition to this Guaranty); (e) the obtaining of any pledge, assignment or other security for any Guaranteed Obligations; (f) the release of Borrower or any surety or guarantor; (g) the release of any collateral; (h) any change in Borrower’s or Guarantor’s business or financial condition; (i) any renewal, extension or modification of the terms of any Guaranteed Obligation or of the obligations or liabilities of any surety or guarantor or of any instruments or agreements evidencing the same; (j) any acts or omissions of Lender consented to in Section 4 hereof; and (k) any other demands or notices whatsoever with respect to the Guaranteed Obligations or this Guaranty. Guarantor further waives notice of presentment, demand, protest, notice of nonpayment, notice of intent to accelerate, and notice of protest in relation to any instrument or agreement evidencing any Guaranteed Obligation. Lender, for its part, expressly waives the requirement, and any claim for breach or default based on the requirement, set forth in Section 1.2.1 of the Purchase Agreement “to receive the signed Promissory Note as well as the signed Bill of Sale until 11th September 2025 at the latest.” 6. Additional Waivers by Guarantor. Guarantor expressly waives any and all rights to defenses arising by reason of (a) intentionally omitted; (b) any “one-action” or “anti-deficiency” law or any other law which may prevent Lender from bringing any action or limit Lender’s recovery from Guarantor, including a claim for deficiency against Guarantor, before or after Lender’s commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (c) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor’s subrogation rights or Guarantor’s rights to proceed against Borrower for reimbursement, including without limitation any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Guaranteed Obligations; (d) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower’s liability from any cause whatsoever, other than full and final payment in legal tender of the Guaranteed Obligations; or (e) any right to claim discharge of the Guaranteed Obligations on the basis of unjustified impairment of any collateral for the Guaranteed Obligations. Guarantor further waives (a) to the extent permitted by law, the defense of any statute of limitations in any action to enforce this Guaranty and agrees that any part payment by Borrower or other circumstance which operates to toll any statute of limitations as to Borrower shall toll the statute of limitations as to Guarantor, (b) any right to cause a marshalling of Borrower’s assets, (c) all exemptions and homestead laws, and (d) all rights of setoff and counterclaims. Guarantor agrees that Lender may proceed against any collateral securing the Guaranteed Obligations by way of either judicial or non-judicial foreclosure. Guarantor understands that a non-judicial foreclosure of any mortgage, deed of trust, security agreement or other security instrument securing the Guaranteed Obligations could impair or eliminate any subrogation or reimbursement rights Guarantor may have against Borrower, nevertheless Guarantor hereby waives and relinquishes any defense based upon the loss of any such reimbursement or subrogation rights or any other defense which may otherwise arise therefrom and any defense that may arise out of election of remedies, discharge or satisfaction of the Guaranteed Obligations. In the event any such mortgage, deed of trust, security agreement or other security instrument is foreclosed judicially or non-judicially, Guarantor’s liabilities under this Guaranty shall be that portion of the Guaranteed Obligations representing a deficiency resulting from a judicial or non-judicial sale, i.e., the difference between the amount due and owing on the Guaranteed Obligations on the day of the foreclosure sale (including without limitation principal, accrued interest, attorneys' fees, late payments, if any, and costs of foreclosure) and the amount of the successful bid at any such judicial or non-judicial foreclosure sale. Each Guarantor hereby waives the right to object to the amount which may be bid by Lender at such foreclosure sale or offset or dispute its liability hereunder as a result of such bid. GUARANTOR WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY LENDER OR ITS SUCCESSORS OR ASSIGNS, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS NON-JUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR A GUARANTEED OBLIGATION, HAS DESTROYED GUARANTOR’S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST THE PRINCIPAL BY STATUTE OR OTHERWISE. 7. The obligations, covenants, agreements and duties of Guarantor under this Guaranty shall not be released or impaired in any manner whatsoever, without the prior express written consent of Lender, on account of any or all of the following: (a) any act or omission of Lender consented to in Section 4 hereof; (b) the failure to receive any notice, demand, presentment or protest waived in Section 3 and Section 5 hereof; (c) the occurrence of any event as to which Guarantor has provided a waiver under Section 6 hereof; (d) any failure by Borrower or any other guarantor or surety to perform or comply with the Guaranteed Obligations or the terms of any instrument or agreement relating thereto; (e) any change in the name, purpose, capital stock or constitution of Borrower or any other guarantor or surety; (f) any irregularity, defect or unauthorized action by Lender, Borrower or any other guarantor or surety or any of their respective officers, directors or other agents in executing and delivering any instrument or agreements relating to the Guaranteed Obligations or in carrying out or attempting to carry out the terms of any such agreements; (g) any receivership, insolvency, bankruptcy, reorganization or similar proceeding by or against Borrower, Lender, Guarantor or any other surety or guarantor; (h) any setoff, counterclaim, recoupment, deduction, defense or other right which Guarantor may have against Lender, Borrower or any other person for any reason whatsoever whether related to the Guaranteed Obligations or otherwise; (i) any assignment, endorsement or transfer, in whole or in part, of the Guaranteed Obligations, whether made with or without notice to or the consent of Guarantor; (j) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Borrower or any guarantor; (k) the acceptance of additional or substitute property as security for or any additional guaranty as surety for any Guaranteed Obligation; (l) the operation of law or any other cause, whether similar or dissimilar to the foregoing; (m) the failure by Lender to file or enforce a claim against the estate (either in administration, bankruptcy or other proceeding) of Borrower or any other person or entity (including, without limitation, any guarantor); (n) if the recovery from Borrower or any other person or entity (including, without limitation, any other guarantor) becomes barred by any statute of limitations or is otherwise prevented; (o) any impairment, modification, change, release or limitation of liability of, or stay of actions of lien enforcement proceedings against Borrower, Borrower’s property, or its estate in bankruptcy resulting from the operation of any present or future provision of any federal or state bankruptcy law or law for the relief of debtors, or from the decision of any court; or (p) any neglect, delay, omission, failure or refusal of Lender to take or prosecute any action for the collection of any of the Guaranteed Obligations or to foreclose or take or prosecute any action in connection with any lien or right of security (including perfection thereof) existing or to exist in connection with, or as security for, any of the Guaranteed Obligations, it being the intention hereof that Guarantor shall remain liable as a principal on the Guaranteed Obligations notwithstanding any act, omission or event which might, but for the provisions hereof, otherwise operate as a legal or equitable discharge of Guarantor. Guarantor hereby waives all defenses of a surety to which it may be entitled by statute or otherwise. 8. Additional Guarantors; Collateral. Guarantor acknowledges that Lender may obtain other guaranties and collateral to secure the repayment of the Guaranteed Obligations. Guarantor represents and warrants to Lender, however, that in making this Guaranty it is not relying upon Lender’s ability or desire to obtain any guaranty agreements (other than this Guaranty) or any collateral pledged or assigned to secure repayment of the Guaranteed Obligations. Guarantor specifically acknowledges that Lender’s obtaining any such guaranty agreements or collateral is not a condition to the enforcement of this Guaranty. If Lender should simultaneously or hereafter elect to attempt to take additional guaranty agreements or collateral to secure repayment of the Guaranteed Obligations and if its efforts to do so should fail in any respect including, without limitation, a determination that the agreement purporting to provide such additional guaranty or security interest is invalid or unenforceable for any reason, this Guaranty shall, nonetheless, remain in full force and effect. 9. Exoneration; Reimbursement; Subrogation. Until the Guaranteed Obligations are indefeasibly paid and satisfied in full and all periods under applicable bankruptcy law for the contest of any payment by Guarantor or Borrower as a preferential or fraudulent payment have expired, Guarantor hereby irrevocably waives all claims it has or may acquire against Borrower in respect of the Guaranteed Obligations, including rights of exoneration, reimbursement and subrogation. Guarantor has received no indemnification or other agreement of reimbursement from Borrower in connection with the execution and delivery of this Guaranty. Lender’s Right of Setoff. Lender has the right of setoff provided by law and/or as provided by any deposit account agreement or other agreement Guarantor has or may hereafter have with Lender. Lender may exercise its right of setoff against all deposits, monies, securities and other property of Guarantor now or hereafter in Lender’s possession or on deposit with Lender, whether held in general or special accounts or deposits, whether held alone or jointly with others and whether held for safekeeping or otherwise.

However, Lender may not exercise a right of setoff against IRA, Keogh, agency, fiduciary or trust accounts. Lender may exercise its right of setoff without demand upon or notice to Guarantor or anyone else. 10. Successors; Assigns; Transfers. This Guaranty shall inure to the benefit of Lender, and Lender’s successors and assigns, and shall be binding upon Guarantor and its heirs, personal or legal representatives, administrators, executors, successors and assigns. Lender may, without any notice whatsoever to Guarantor, or to anyone else, sell, assign or transfer all or any part of the Guaranteed Obligations, with or without any security therefor, and in that event each and every immediate and successive assignee, transferee or holder of all or any part of the Guaranteed Obligations shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee, transferee or holder as though such parties were herein by name specifically given those rights, powers and benefits. 11. Costs and Expenses of Enforcement. Guarantor agrees to pay all costs and expenses which may be incurred by Lender in the enforcement or interpretation of this Guaranty, including reasonable attorneys’ fees, and including all costs and reasonable attorneys’ fees incurred in any bankruptcy or insolvency proceeding or on appeal to one or more appellate courts; provided, that Guarantor shall not be liable for any expenses of Lender if no payment under this Guaranty is due. 12. Governing Law; Jury Trial. This Guaranty shall be governed by and construed and enforced under the laws of the State of Delaware, excluding, however, the conflict of law provisions thereof. TO THE EXTENT PERMITTED BY LAW, GUARANTOR, BY ITS EXECUTION HEREOF, AND LENDER, BY ITS ACCEPTANCE OF THIS GUARANTY, HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION ARISING FROM OR RELATED TO THIS GUARANTY. Guarantor: (1) irrevocably submits to the jurisdiction of either (i) the state courts of the State of Delaware or (ii) a United States District Court for any federal district in the State of Delaware over any action or proceeding arising from or related to this Guaranty. 13. Delays; Cumulative Remedies; Sale of Collateral. No delay on the part of Lender in exercising any right, power or privilege under this Guaranty shall operate as a waiver of any such right, power or privilege, nor shall any exercise or waiver of any privilege or right preclude any other or further exercise of such privilege or right or the exercise of any other right, power or privilege. All of Lender’s rights and remedies shall be cumulative. In the event Lender in its sole discretion elects to give notice of any action with respect to the sale of collateral, if any, securing the Guaranteed Obligations or any part thereof, Guarantor agrees that [***] prior written notice shall be deemed reasonable notice of any matters contained in such notice. 14. Subordination of Indebtedness. Any indebtedness of Borrower now or hereafter held by Guarantor is hereby subordinated to the Guaranteed Obligations. If Lender so requests, such indebtedness of Borrower to Guarantor shall be collected, enforced and received by Guarantor in trust for Lender, and be paid over to Lender on account of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty. Guarantor shall file all claims against Borrower in any bankruptcy or other proceeding in which the filing of claims is required by law upon any indebtedness of Borrower to Guarantor and will assign to Lender all rights of Guarantor thereunder. If Guarantor does not file any such claim, Guarantor hereby appoints and constitutes Lender as Guarantor’s attorney-in-fact and hereby authorizes Lender to do so in the names of Guarantor or, in Lender’s discretion, to assign the claim and to cause the claim to be filed in the name of Lender’s nominee. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Lender the full amount thereof, and Guarantor hereby assigns to Lender, to the full extent necessary for that purpose, all of Guarantor’s rights to any such payments or distributions to which Guarantor would otherwise be entitled. Nothing in this Section shall be construed to create a duty in Lender to take any action whatsoever to protect any right Guarantor may have as to Borrower. 15. Severability. If any provision of this Guaranty or any portion of any provision of this Guaranty shall be deemed to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not alter the remaining portion of such provision, or any other provision hereof, as each provision of this Guaranty shall be deemed severable from all other provisions hereof. 16. Miscellaneous. This Guaranty shall be so construed that, wherever applicable, the use of the singular number shall include the plural number, the use of the plural number shall include the singular number, and the use of any gender shall be applicable to all genders, and shall likewise be so construed as applicable to and including a corporation, partnership, or other entity. Each married individual who executes this Guaranty intends to bind both his or her separate estate and the jointly held or community estate of that married individual and his or her spouse. This Guaranty shall be so construed that, wherever applicable, the use of the singular number shall include the plural number, the use of the plural number shall include the singular number, and the use of any gender shall be applicable to all genders, and shall likewise be so construed as applicable to and including a corporation, partnership, or other entity. If this Guaranty is executed by more than one person or entity, the obligations of each Guarantor hereunder shall be joint and several and this Guaranty shall apply to each of the individuals or entities comprising Guarantor as if each had executed a separate guaranty and shall not be deemed to have been revoked or diminished with respect to any of them by the death of all, some, or one of such persons, or by the revocation or release of any obligation hereunder, by or against all or any of such other persons. 17. No Usury; No Illegal Provisions. All agreements between Guarantor and Lender, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the final maturity of the Guaranteed Obligations or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to Lender under or in connection with the Guaranteed Obligations exceed the maximum amount permissible under applicable law. If any interest, fees or charges are reserved, charged or collected in excess of the maximum rates or amounts, it shall be construed as a mutual mistake, appropriate adjustments shall be made by Lender and, to the extent paid, the excess shall be returned to the person making such payment. This Section shall control all agreements between Guarantor and Lender. 18. Foreign Assets Control and Anti-Money Laundering. Guarantor (i) is not a person whose property or interest in property is blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions

With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001), as amended, (ii) does not and will not engage in any dealings or transactions prohibited by Section 2 of such executive order, and is not otherwise associated with any such person in any manner violative of Section 2, or (iii) is not a person on the list of Specially Designated Nationals and Blocked Persons or subject to the limitations or prohibitions under any other United States Department of Treasury’s Office of Foreign Assets Control regulation or executive order. Guarantor is in compliance with (x) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (y) the Uniting And Strengthening America By Providing Appropriate Tools Required To Intercept And Obstruct Terrorism (USA Patriot Act of 2001), as amended. No part of any of the Guaranteed Obligations will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended. 19. Maintenance of Records by Lender. Lender is authorized to maintain, store and otherwise retain this Guaranty, any separate security documents and other agreements executed and delivered or to be executed and delivered by Guarantor and others on Guarantor’s behalf to Lender in their original, inscribed tangible form or a record thereof in an electronic medium or other non-tangible medium which permits such record to be retrieved in a perceivable form; and a record of this Guaranty and such other documents and agreements in a non-tangible medium which is retrievable in a perceivable form shall be the agreement of Guarantor and others on Guarantor’s behalf, as applicable, to the same extent as if this Guaranty and such other documents and agreements were in their original, inscribed tangible medium and such a record shall be binding on and enforceable against Guarantor and such others notwithstanding the same are in a non- tangible form and notwithstanding the signatures of the signatories thereof are electronic, typed, printed, computer generated, facsimiles or other reproductions, representations or forms. 20. Intentionally omitted. 21. Notices. All notices, certificates and other communications hereunder shall personally delivered or sent by a nationally recognized overnight delivery service or by registered or certified mail, postage prepaid, return receipt requested, addressed to the respective addresses set forth below: If to Lender: Starlinger & Co Gesselschaft m.b.H. Sonnenuhrgasse 4 1060 Vienna, Austria If to Guarantor: Origin Materials, Inc. 930 Riverside Parkway, Suite 10 West Sacramento, CA 95605, USA

Guarantor and Lender may, by written notice given hereunder, designate a different address where communications should be sent. Lender may direct, by notice to Guarantor, that notices, requests and other communications shall be sent electronically or in some other non-tangible medium. 22. Entire Agreement. This Guaranty constitutes the entire agreement between Guarantor and Lender with respect to this guaranty, and no waivers and modifications shall be valid unless they are in writing and duly executed by the party to be charged thereby, and further expressly approved in writing by an authorized officer of Lender. [Signature Page to Follow]

IN WITNESS WHEREOF, Guarantor has executed this Guaranty this 22 day of September 2025. ORIGIN MATERIALS, INC. By: /s/ John Bissell Name: John Bissell Title: Chief Executive Officer